UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 23, 2004

                        EVCI CAREER COLLEGES INCORPORATED
             (Exact name of registrant as specified in its charter)

          Delaware                   001-14827              06-1488212
(State of other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

           1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (914) 964-8200

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

            (c)   Exhibits

                        99.1  Press release of EVCI dated February 23, 2004

                        99.2  Press release of EVCI dated February 24, 2004

Item 12. Results of Operations and Financial Condition

      On February 23, 2004, EVCI issued a press release entitled "EVCI Career Colleges Reports Record Results for 2003 Fourth Quarter and Year-End." A copy of the press release is attached hereto as Exhibit 99.1.

      On February 24, 2004, EVCI issued a press release entitled "EVCI Career Colleges Announces Record Enrollment for Spring 2004." A copy of the press release is attached hereto as Exhibit 99.2.

      The information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EVCI CAREER COLLEGES INCORPORATED


Dated: February 24, 2004                    By: /s/ Richard Goldenberg
                                                --------------------------------
                                                Name: Richard Goldenberg
                                                Title: Chief Financial Officer